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                                                                    EXHIBIT 23.2


                             ACCOUNTANTS' CONSENT

        We consent to the use of our report incorporated herein by reference, which report is included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed by the Company with the Commission on March 30, 1998.



                                                /s/ KPMG Peat Marwick LLP

                                                KPMG PEAT MARWICK LLP

Washington, D.C.
April 1, 1998